UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2024

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
845 Texas Avenue, Suite 1250
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2024, the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which became effective as of such date. Among other things, the amendments effected by the Amended and Restated Bylaws:

•provide that the Company may disregard any proxies or votes for a stockholder’s proposed nominees if, after such stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act of 1934, as amended, such stockholder subsequently either (i) notifies the Company that such stockholder no longer intends to solicit proxies in support of such proposed nominees in accordance with Rule 14a-19(b) or (ii) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3);
•supplement the advance notice provisions regarding disclosure requirements for stockholders’ director nominations to provide definitions for certain terms and require the delivery of a completed questionnaire from each director candidate;
•provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white;
•supplement the topics on which the Board and the chair of a stockholder meeting may adopt rules, regulations and procedures at a stockholder meeting;
•modify the provisions relating to lists of stockholders entitled to vote at stockholder meetings, adjournment procedures at stockholder meetings, and procedures for the execution of stock certificates, in each case to reflect amendments to the Delaware General Corporation Law;
•clarify the procedures to be followed in connection with any voluntary resignation by a director or officer of the Company;
•provide that, unless otherwise determined by the Board, the Chief Executive Officer shall serve as the President of the Company;
•confirm that vacancies in offices may be filled by the President, subject to the discretion and authority of the Board;
•revise provisions regarding the indemnification of former directors and officers; and
•implement non-substantive, technical, and conforming changes, including removing obsolete provisions.

The foregoing description does not purport to be complete and is qualified in its entirety by the complete text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Bylaws of Cheniere Energy, Inc., effective August 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	September 3, 2024	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer